                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL
                               Raytheon Company

        Offer to Exchange All Outstanding Floating Rate Notes Due 2002
             ($200,000,000 Aggregate Principal Amount Outstanding)
                                      for
                    Floating Rate Exchange Notes Due 2002,

            Offer to Exchange All Outstanding 7.90% Notes Due 2003
             ($800,000,000 Aggregate Principal Amount Outstanding)
                                      for
                        7.90% Exchange Notes Due 2003,

            Offer to Exchange All Outstanding 8.20% Notes Due 2006
             ($850,000,000 Aggregate Principal Amount Outstanding)
                                      for
                        8.20% Exchange Notes Due 2006,

                                      and

            Offer to Exchange All Outstanding 8.30% Notes Due 2010
             ($400,000,000 Aggregate Principal Amount Outstanding)
                                      for
                         8.30% Exchange Notes Due 2010

                 Pursuant to the Prospectus dated ______, 2000

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______, 2000, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

      The Exchange Agent for the Exchange Offer is The Bank of New York:

By Hand Or Overnight Delivery:     Facsimile Transmissions:           By Registered Or Certified Mail:
                                   (Eligible Institutions Only)
The Bank of New York                                                  The Bank of New York
Corporate Trust Division                                              Corporate Trust Division
101 Barclay Street, 21 W                                              101 Barclay Street, 21 W
New York, New York 10286                                              New York, New York 10286
Attention: Julie Miller                                               Attention: Julie Miller


         Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

         The undersigned acknowledges that he or she has received the Prospectus, dated ______, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Raytheon Company, a Delaware corporation ("Raytheon"), and this Letter of Transmittal, which together constitute Raytheon's offer (the "Exchange Offer") to exchange (i) up to $200,000,000 in aggregate principal amount of Raytheon's outstanding floating rate notes due 2002 (the "Floating Rate Notes"), for the same aggregate principal amount of floating rate exchange notes that have been registered under the Securities Act of 1933 (the "Exchange Floating Rate Notes"), (ii) up to $800,000,000 in aggregate principal amount of Raytheon's outstanding 7.90% Notes Due 2002 (the "Notes Due 2002"), for the same aggregate principal amount of 7.90% Exchange Notes Due 2002 that have been registered under the Securities Act of 1933 (the "Exchange Notes Due 2002"),
(iii) up to $850,000,000 in aggregate principal amount of Raytheon's outstanding 8.20% Notes Due 2006 (the "Notes Due 2006"), for the same aggregate principal amount of 8.20% Exchange Notes Due 2006 that have been registered under the Securities Act of 1933 (the "Exchange Notes Due 2006"), and (iv) up to $400,000,000 in aggregate principal amount of Raytheon's outstanding 8.30% Notes Due 2010 (the "Notes Due 2010" and, together with the Floating Rate Notes, the Notes Due 2002 and the Notes Due 2006, the "Initial Notes"), for the same aggregate principal amount of 8.30% Exchange Notes Due 2010 that have been registered under the Securities Act of 1933 (the "Exchange Notes Due 2010" and, together with the Exchange Floating Rate Notes, the Exchange Notes Due 2002 and the Exchange Notes Due 2006, the "Exchange Notes").

          YOU SHOULD READ THE INSTRUCTIONS CONTAINED HEREIN CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

          Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

          Holders of Initial Notes must complete either this Letter of Transmittal or an Agent's Message (as defined on page 3 of this Letter of Transmittal) if Initial Notes are to be forwarded herewith or if tenders of Initial Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "Exchange Offer--Procedures for Tendering Initial Notes" and "Description of Notes --Book-Entry, Delivery and Form" in the Prospectus and in this Letter of Transmittal.

          Holders of Initial Notes whose certificates (the "Certificates") for such Initial Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the expiration date of the Exchange Offer referenced in the Prospectus (the "Expiration Date") or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "Exchange Offer--Procedures for Tendering Initial Notes " in the Prospectus.

          DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

          The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF INITIAL NOTES                                   1                  2                          3
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                         Aggregate Principal          Principal Amount
    Name(s) and Address(es) of Registered Holder(s):      Certificate     Amount of Initial           of Initial Notes
               (Please fill in, if blank)                  Number(s)*           Notes          Tendered (if less than all)**
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                              Total
------------------------------------------------------------------------------------------------------------------------------

 * Need not be completed if Initial Notes are being tendered by book-entry holders.
** Holders of Initial Notes may tender Initial Notes in whole or in part in denominations of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 4. Unless otherwise indicated in the column, a holder will be deemed to have tendered all Initial Notes represented by the Initial Notes indicated in Column 2. See Instruction 4.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution_____________________________________

         Account Number____________________________________________________

         Transaction Code Number___________________________________________

         By crediting the Initial Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Initial Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s)_______________________________________

         Window Ticket Number (if any)______________________________________

         Date of Execution of Notice of Guaranteed Delivery_________________

         Name of Institution which Guaranteed Delivery______________________

           If Guaranteed Delivery is to be made By Book-Entry Transfer:_____

         Name of Tendering Institution______________________________________

         Account Number_____________________________________________________

         Transaction Code Number____________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NONEXCHANGED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE INITIAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:_______________________________________________________________________

Address:____________________________________________________________________

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Raytheon the above described aggregate principal amount of Raytheon's (i) outstanding floating rate notes due 2002 (the "Floating Rate Notes"), for the same aggregate principal amount of floating rate exchange notes (the "Exchange Floating Rate Notes"), (ii) outstanding 7.90% Notes Due 2002 (the "Notes Due 2002"), for the same aggregate principal amount of 7.90% Exchange Notes Due 2002 (the "Exchange Notes Due 2002"), (iii) outstanding 8.20% Notes Due 2006 (the "Notes Due 2006"), for the same aggregate principal amount of 8.20% Exchange Notes Due 2006 (the "Exchange Notes Due 2006"), and (iv) outstanding 8.30% Notes Due 2010 (the "Notes Due 2010" and, together with the Floating Rate Notes, the Notes Due 2002 and the Notes Due 2006, the "Initial Notes"), for the same aggregate principal amount of 8.30% Exchange Notes Due 2010 (the "Exchange Notes Due 2010" and, together with the Exchange Floating Rate Notes, the Exchange Notes Due 2002 and the Exchange Notes Due 2006, the "Exchange Notes") upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Initial Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Raytheon all right, title and interest in and to such Initial Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Raytheon in connection with the Exchange Offer) with respect to the tendered Initial Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Initial Notes to Raytheon together with all accompanying evidences of transfer and authenticity to, or upon the order of, Raytheon, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Initial Notes, (ii) present Certificates for such Initial Notes for transfer, and to transfer the Initial Notes on the books of Raytheon, and (iii) receive for the account of Raytheon all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE INITIAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, RAYTHEON WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE INITIAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY RAYTHEON OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE INITIAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT DATED AS OF MARCH 2, 2000, BETWEEN RAYTHEON AND THE INITIAL PURCHASERS OF THE INITIAL NOTES (THE "REGISTRATION RIGHTS AGREEMENT"). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Initial Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Initial Notes. The Certificate number(s) and the Initial Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Initial Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Initial Notes will be returned (or, in the case of Initial Notes tendered by book-entry transfer, such Initial Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Initial Notes pursuant to any one of the procedures described in "Exchange Offer--Procedures for Tendering Initial Notes" and "Description of Notes--Book-Entry, Delivery and Form" in the Prospectus and in the instruction attached hereto will, upon Raytheon's acceptance for exchange of such tendered Initial Notes, constitute a binding agreement between the undersigned and Raytheon upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Raytheon may not be required to accept for exchange any of the Initial Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Initial Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Initial Notes, that such Initial Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Initial Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Initial Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Initial Notes to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF RAYTHEON, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, AND HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER. BY TENDERING INITIAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF INITIAL NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH INITIAL NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH INITIAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER MAY NOT BE DEEMED TO BE AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT). RAYTHEON HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR INITIAL NOTES, WHERE SUCH INITIAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXCHANGE OFFER REGISTRATION STATEMENT IS DECLARED EFFECTIVE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED INITIAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM RAYTHEON OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT REQUIRES THE MAKING OF ANY ADDITIONS TO OR CHANGES IN THE PROSPECTUS IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH

THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL RAYTHEON HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR RAYTHEON HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF RAYTHEON GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH RAYTHEON HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Initial Notes whose Initial Notes are accepted for exchange will not receive accrued interest on such Initial Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Initial Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Initial Notes, and the undersigned waives the right to receive any interest on such Initial Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after _____, 2000.

     The undersigned will, upon request, execute and deliver any additional documents deemed by Raytheon to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX.


                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 17)
     (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)


     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Initial Notes hereby tendered or on the register of holders maintained by Raytheon, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by Raytheon or the Trustee for the Initial Notes to comply with the restrictions on transfer applicable to the Initial Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


___________________________________________________________________________
___________________________________________________________________________

                          (SIGNATURE(S) OF HOLDER(S))


Date:______________________, 2000
Name(s)__________________________________________________________________
          ______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title)___________________________________________________________

Address__________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code Telephone Number_______________________________________________


               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 2 AND 5)



________________________________________________________________________________
                            (AUTHORIZED SIGNATURE)

Date:______________________, 2000

Name of Firm____________________________________________________________________

     Capacity (full title)______________________________________________________
                                (PLEASE PRINT)

Address____________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number_____________________________________________


                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)


To be completed ONLY if the Exchange Notes or Initial Notes not tendered are to be issued in the name of someone other than the registered holder of the Initial Notes whose name(s) appear(s) above.

Issue

[_]      Initial Notes not tendered to:
[_]      Exchange Notes, to:

Name(s)____________________________________________________________________

Address_____________________________________________________________

____________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number______________________________________


                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)


To be completed ONLY if Exchange Notes or Initial Notes not tendered are to be sent to someone other than the registered-holder of the Initial Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[_]      Initial Notes not tendered to:
[_]      Exchange Notes, to:

Name(s)____________________________________________________________

Address____________________________________________________________

          ________________________________________________________________
                                (INCLUDE CODE)

Area Code and
Telephone Number___________________________________________________________

___________________________________________________________________________

               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

         INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

                (A) If the holder is tendering Certificates, such holder must deliver (i) the Certificate(s) representing the Initial Notes tendered, (ii) a properly completed and duly executed copy of this Letter of Transmittal and
(iii) any other documents required by this Letter of Transmittal, all of which must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

                (B) If the holder is tendering Initial Notes by book-entry transfer, such holder must (i) utilize DTC's ATOP system to tender such holder's Initial Notes, to an account established at DTC by the Exchange Agent, (ii) make the Agent's Message and cause a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") to be issued to the Exchange Agent or deliver a properly completed and duly executed copy of this Letter of Transmittal and
(iii) deliver any other documents required by this Letter of Transmittal, all of which must be received by the Exchange Agent at its DTC account or address set forth herein prior to the Expiration Date.

                  The method of delivery of certificates for Initial Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. In no event should any Initial Notes or documentation be sent to Raytheon. Neither Raytheon nor the registrar is under any obligation to notify any tendering holder of Raytheon 's acceptance of tendered Initial Notes prior to the Expiration Date.

         This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "Exchange Offer--Procedures for Tendering Initial Notes" and "Description of Notes--Book-Entry, Delivery and Form" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal (or electronic acknowledgment and agreement thereto in the case of exchanges made through DTC's ATOP system), must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Initial Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that, if any Initial Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or an integral multiple of $1,000 in excess thereof.

         Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Initial Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation) representing all tendered Initial Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof) or a properly transmitted Agent's Message, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Initial Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES. SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO INITIAL NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO RAYTHEON.

         Raytheon will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by Raytheon as the owner of the Initial Notes) of Initial Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (ii) such Initial Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signatures on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Initial Notes" is inadequate, the Certificate number(s) and/or the principal amount of Initial Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Initial Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any Initial Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or an integral multiple of $1,000 in excess thereof. If less than all the Initial Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Initial Notes which are to be tendered in the box entitled "Principal Amount of Initial Notes Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Initial Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Existing Security, promptly after the Expiration Date. All Initial Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Initial Notes may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on the business day prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus no later than 5:00 P.M. of the business day prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Initial Notes to be withdrawn (the "Depositor") the name in which the Initial Notes are registered (or, if tendered by book-entry transfer, the name of the participant in DTC whose name appears on a security participant listing as the owner of such Initial Notes) if different from that of the Depositor, (ii) identify the Initial Notes to be withdrawn (including the certificate number or numbers of the certificate or certificates representing such Initial Notes and the aggregate principal amount of such Initial Notes), (iii) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to permit the Transfer Agent of such Initial Notes to register the transfer of such Initial Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from the Depositor. If Initial Notes have been tendered pursuant to the procedures for book-entry, transfer set forth in the Prospectus under "Exchange Offer--Procedures for Tendering Initial Notes" and "Description of Notes--Book-Entry, Delivery and Form," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Initial Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Initial Notes may not be rescinded. Initial Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "Exchange Offer--Procedures for Tendering Initial Notes" and "Description of Notes--Book-Entry, Delivery and Form."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Raytheon, in its sole discretion, whose determination shall be final and binding on all parties. None of Raytheon, any affiliates or assigns of Raytheon, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Initial Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Initial Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Initial Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary, or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory, to Raytheon, in its sole discretion, of each such person's authority so to act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Initial Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Initial Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Raytheon or the Trustee for the Initial Notes may require in accordance with the restrictions on transfer applicable to the Initial Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Initial Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. Raytheon will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Initial Notes, which determination shall be final and binding on all parties. Raytheon reserves the absolute right to reject any and all tenders that it determines are not in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to Raytheon, be unlawful. Raytheon also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "Exchange Offer--Certain Conditions to the Exchange Offer" and "Description of Notes--Book-Entry, Delivery and Form" or any conditions or irregularity in any tender of Initial Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Raytheon 's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Initial Notes, will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither Raytheon, any affiliates or assigns of Raytheon, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Initial Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Initial Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts, withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Initial Notes or of the last transferal appearing, on the transfers attached to, or endorsed on, the Initial Notes. If the Initial Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup Withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. WAIVER OF CONDITIONS. Raytheon reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Initial Notes for exchanges.

             Neither Raytheon, any affiliates or assigns of Raytheon, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Initial Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         13. SECURITY TRANSFER TAXES. Holders who tender their Initial Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Initial Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Initial Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         14. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through DTC's ATOP procedures by any DTC participant on behalf of itself and the beneficial owners of any Initial Notes tendered by book-entry transfer.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE
                               EXPIRATION DATE.
               TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (See Instruction 1)

                                PAYER'S NAME: ___________________
____________________________________________________________________________________________________
                                PART 1 - PLEASE  PROVIDE YOUR TIN    TIN:____________________
                                ON THE LINE AT RIGHT AND CERTIFY       Social Security Number or
                                BY SIGNING AND DATING BELOW          Employer Identification Number
                                ____________________________________________________________________
                                PART 2 - TIN APPLIED FOR [_]
                                ____________________________________________________________________
SUBSTITUTE                      CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Form W-9                        (1)   the number shown on this form is my correct taxpayer
Department of The Treasury            identification number (or I am waiting for a number to be
Internal Revenue Service              issued to me).

Payor's Request for Taxpayer    (2)   I am not subject to backup withholding either because (i) and
Identification Number ("TIN")         I am exempt from backup withholding, (ii) I have not been
and Certification                     notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to
                                      report all interest or dividends, or (iii) the IRS has
                                      notified me that I am no longer subject to backup withholding,
                                      and

                                (3)   any  other  information  provided  on this form is true and correct.

                                Signature_____________________           Date________, 2000
-----------------------------------------------------------------------------------------------------------
You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Initial Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature___________________________           Date_______________________, 2000

--------------------------------------------------------------------------------